[FIRST NILES FINANCIAL, INC. LETTERHEAD]






                                                               November 12, 1999






Dear Fellow Shareholder:

      On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend a special meeting of the First Niles Financial, Inc. shareholders. The meeting will be held at 2:00 p.m. local time, on Wednesday, December 15, 1999 at our office located at 55 North Main Street, Niles, Ohio.

      Shareholders are being asked to consider and vote upon proposals to approve our 1999 Stock Option and Incentive Plan and the 1999 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors and management. Accordingly, the Board of Directors unanimously recommends that you vote "FOR" both of the proposals.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of First Niles Financial, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                     Very truly yours,

                                     /s/ William L. Stephens

                                     WILLIAM L. STEPHENS
                                       CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

                           FIRST NILES FINANCIAL, INC.
                              55 NORTH MAIN STREET
                                NILES, OHIO 44446
                                 (330) 652-2539

                    -----------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 1999
                    -----------------------------------------

      Notice is hereby given that the special meeting of shareholders of First Niles Financial, Inc. will be held at First Niles Financial's office located at 55 North Main Street, Niles, Ohio, on December 15, 1999, at 2:00 p.m. local time. At the special meeting, shareholders will be asked to consider and vote on the following proposals:

      Proposal I.    Approval of the adoption of the First Niles Financial, Inc.
                     1999 Stock Option and Incentive Plan; and

      Proposal II.   Approval of the adoption of the First Niles Financial, Inc.
                     1999 Recognition and Retention Plan.

Shareholders also will transact such other matters as may properly come before the special meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

      The record date for the special meeting is November 4, 1999. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

      A proxy card and proxy statement for the special meeting are enclosed. Whether or not you plan to attend the special meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the special meeting in person. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

      Thank you for your continued interest and support.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ William L. Stephens

                                   WILLIAM L. STEPHENS
                                     CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

Niles, Ohio
November 12, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE SPECIAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           FIRST NILES FINANCIAL, INC.
                              55 NORTH MAIN STREET
                                NILES, OHIO 44446
                                 (330) 652-2539
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 1999
                              --------------------


                                  INTRODUCTION

      Our Board of Directors is using this proxy statement to solicit proxies from the holders of First Niles Financial common stock for use at First Niles Financial's special meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about November 12, 1999.

      Certain of the information provided herein relates to Home Federal Savings and Loan Association of Niles, a wholly owned subsidiary of First Niles Financial. Home Federal Savings and Loan Association of Niles is sometimes referred to in this proxy statement as "Home Federal."


                      INFORMATION ABOUT THE SPECIAL MEETING

TIME AND PLACE OF THE SPECIAL MEETING; MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

      TIME AND PLACE OF THE SPECIAL MEETING. Our special meeting will be held as follows:

         DATE:    December 15, 1999
         TIME:    2:00 p.m., local time
         PLACE:   Home Federal Savings and Loan Association of Niles
                  55 North Main Street
                  Niles, Ohio  44446

      MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. At the special meeting, shareholders of First Niles Financial are being asked to consider and vote upon the following proposals:

      o adoption of the First Niles Financial, Inc. 1999 Stock Option and Incentive Plan;

      o adoption of the First Niles Financial, Inc. 1999 Recognition and Retention Plan.

The First Niles Financial, Inc. 1999 Stock Option and Incentive Plan and the First Niles Financial, Inc. 1999 Recognition and Retention Plan are sometimes referred to in this proxy statement as the "Stock Option Plan" and the "Recognition and Retention Plan," respectively.

      The shareholders also will transact any other business that may properly come before the special meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the special meeting other than the matters described in this proxy statement.

VOTING RIGHTS; VOTE REQUIRED

      VOTING RIGHTS OF SHAREHOLDERS. We have fixed the close of business on November 4, 1999 as the record date for the special meeting. Only shareholders of record of First Niles Financial common stock on that date are entitled to notice of and to vote at the special meeting. You are entitled to one vote for each share of First Niles Financial common stock you own. On November 4, 1999, 1,688,411 shares of First Niles Financial common stock were outstanding and entitled to vote at the special meeting.

      We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 8.3 percent of First Niles Financial common stock. Employees of First Niles Financial and Home Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of First Niles Financial common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the special meeting, the trustee will vote the shares "FOR" each of the proposals set forth in this proxy statement. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of the proposals set forth in this proxy statement. The ESOP trustee will vote the shares of First Niles Financial common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

      If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non- discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker-non- votes." Under The Nasdaq Stock Market rules, both proposals set forth in this proxy statement are considered "non-discretionary" items and, therefore, your broker may not vote your shares on either proposal without instructions from you. Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal.

      VOTES REQUIRED FOR APPROVAL. Approval of the Stock Option Plan and the Recognition and Retention Plan requires the affirmative vote of the majority of shares cast, in person or by proxy, at the special meeting by shareholders of First Niles Financial common stock. As indicated on the enclosed proxy card (and on the ballot you will receive if you elect to attend the meeting and vote in person), you may vote for or against the proposals described in this document or abstain from voting. In cases where a shareholder abstains from voting on a proposal (which is different from not voting at all), those shares will be included in the vote total and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be counted in determining the number of shares necessary for approval of the Stock Option Plan and the Recognition and Retention Plan and will, therefore, reduce the absolute number, but not the percentage, of affirmative votes required for approval of these proposals.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

      VOTING OF PROXIES. You may vote in person at the special meeting or by proxy. To ensure your representation at the special meeting, we recommend you vote by proxy even if you plan to attend the special meeting. You can always change your vote at the meeting. REMEMBER, IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, ONLY YOUR BROKER OR SUCH NOMINEE CAN VOTE YOUR SHARES AND ONLY AFTER RECEIVING INSTRUCTIONS FROM YOU ON HOW TO VOTE THE SHARES. Please contact the person responsible for your account and instruct him or her to execute a proxy card on your behalf. YOUR VOTE IS IMPORTANT!

      Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. You may vote for or against the proposals set forth on your proxy card and described in this document or abstain from voting. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will follow the First Niles Financial Board's recommendation and vote your shares "FOR" the proposals to approve the Stock Option Plan and the Recognition and Retention Plan.

      The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the special meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' special meeting other than those described in the notice of special meeting of shareholders accompanying this document.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

      REVOCABILITY OF PROXIES. You may revoke your proxy before it is voted by:

      o  submitting a new proxy with a later date,

      o notifying the Corporate Secretary of First Niles Financial in writing before the special meeting that you have revoked your proxy, or

      o  voting in person at the special meeting.

      If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of First Niles Financial common stock on November 4, 1999, the record date for voting at the special meeting.

      PROXY SOLICITATION COSTS. We will pay our own costs of soliciting proxies. In addition to this mailing, First Niles Financial's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We are paying Regan & Associates, Inc. a fee of $3,000 plus expenses not to exceed $1,500 to help with the solicitation. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                   PROPOSAL I

      THE FIRST NILES FINANCIAL, INC. 1999 STOCK OPTION AND INCENTIVE PLAN

PURPOSE

      The purpose of the 1999 Stock Option and Incentive Plan is to promote the long-term success of First Niles Financial and increase shareholder value by:

      o  attracting and retaining key employees and directors;

      o encouraging directors and key employees to focus on long-range objectives; and

      o further linking the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our Board of Directors has adopted the Stock Option Plan, subject to approval by the shareholders at the special meeting. A summary of the Stock Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Stock Option Plan, a copy of which is attached to this document as Appendix A.

ADMINISTRATION OF THE STOCK OPTION PLAN

      The Stock Option Plan will be administered by our Board of Directors. The Board of Directors will:

      o select persons to receive options or stock appreciation rights from among the eligible participants;

      o determine the types of awards and the number of shares to be awarded to participants;

      o set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the Stock Option Plan; and

      o  establish rules for the administration of the Stock Option Plan.

The Board of Directors has the power to interpret the Stock Option Plan and to make all other determinations necessary or advisable for its administration.

      In granting awards under the Stock Option Plan, the Board of Directors considers, among other factors, the position and years of service of the individual, the value of the individual's services to First Niles Financial and Home Federal, and the added responsibilities of such individuals as employees, directors and officers of a public company.

NUMBER OF SHARES THAT MAY BE AWARDED

      Under the Stock Option Plan, the Board of Directors may grant awards for an aggregate of 175,440 shares of First Niles Financial common stock. This amount represents 10.0 percent of the shares issued and outstanding upon the completion of our initial public offering in October 1998 and 10.4 percent of our issued and outstanding shares of common stock as of November 4, 1999. These awards may be in the form of (i) options to purchase shares of common stock for cash and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "Awards." The Stock Option Plan also provides that no person may be granted options for more than 50,000 shares during any fiscal year.

      The 175,440 shares of First Niles Financial common stock available under the Stock Option Plan are subject to adjustment in the event of certain corporate reorganizations. As described in greater detail below, the total number of shares reserved for issuance under the Stock Option Plan may increase over time as a result of the "reload" feature contained in the Stock Option Plan. Awards that expire or are terminated unexercised will be available again for issuance under the Stock Option Plan.

      The Stock Option Plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of First Niles Financial common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 9.4 percent. Some additional dilution may occur as a result of the Stock Option Plan's "reload" feature, however, we would not expect such additional dilution to be material.

RELOAD FEATURE

      The number of shares available for Awards under the Stock Option Plan may be increased, from time to time and without shareholder approval, as a result of the plan's "reload" provision. Under the "reload" provision additional shares may be added to the remaining shares available under the plan as follows:

      (i) the cash proceeds received by us from the exercise of stock options granted under the plan may be used to repurchase shares of First Niles Financial common stock with an aggregate price no greater than such cash proceeds; and

      (ii) any shares of First Niles Financial common stock surrendered to us in payment of the exercise price of stock options granted under the plan will be made available for future Awards.

ELIGIBILITY TO RECEIVE AWARDS

      The Board of Directors may grant options to directors, advisory directors, officers and employees of First Niles Financial and its subsidiary, Home Federal. The Board of Directors will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 16 individuals who are eligible to receive awards under the Stock Option Plan.

      The Board of Directors has granted options to participants under the plan as set forth under the caption "Awards Under the Stock Option Plan." These awards are subject to approval of the Stock Option Plan by our shareholders at this special meeting. By voting to approve the Stock Option Plan you will also be approving these stock option awards. You will also be approving our ability to grant additional Awards in the future pursuant to the provisions of the Stock Option Plan.

EXERCISE PRICE OF AWARDS

      Under the terms of the Stock Option Plan, the Board of Directors may grant stock appreciation rights or options to purchase shares of First Niles Financial common stock for cash at a price which may not be less than the fair market value of the common stock, as determined by the mean between the closing bid and asked quotations on The Nasdaq Stock Market on the date the option is granted. The mean between the closing bid and asked quotations on The Nasdaq Stock Market on November 4, 1999 was $16.00.

EXERCISABILITY OF AWARDS AND OTHER TERMS AND CONDITIONS

      STOCK OPTIONS. Generally, options under the Stock Option Plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Stock Option Plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

      The Board of Directors will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the Board of Directors and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by such participant shall remain exercisable for the lesser of (i) three years following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

      STOCK APPRECIATION RIGHTS. The Board of Directors may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the Award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the Board of Directors. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

      Stock appreciation rights will require an expense accrual by First Niles Financial each year for the appreciation on the stock appreciation rights which it anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

      ACCELERATION OF VESTING REQUIREMENTS. The Board of Directors has the right to determine the terms and conditions upon which an Award shall be granted. Accordingly, the Board of Directors may provide in the applicable award agreement, among other provisions not inconsistent with the Stock Option Plan, that upon the occurrence of certain events, such as a change in control of the company or the involuntary termination of an employee, a holder of any unexpired option under the plan will have the right to exercise the option in whole or in part without regard to the date such option would be first exercisable.

TRANSFERABILITY OF AWARDS

      An incentive stock option awarded under the Stock Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An Award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

EFFECT OF MERGER OF OPTION OR RIGHT

      Upon a merger or other business combination of First Niles Financial in which it is not the surviving entity, the Stock Option Plan provides that each holder of an unexpired Award will have the right, after consummation of such transaction and during the remaining term of the Award, to receive upon exercise of such Award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the Award, multiplied by the number of shares of common stock with respect to which the Award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Board of Directors.

AMENDMENT AND TERMINATION

      The Stock Option Plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the Stock Option Plan. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the Stock Option Plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the Stock Option Plan, (ii) materially increase the benefits accruing to participants under the plan, (iii) materially change the requirements as to eligibility for participation in the plan, or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the plan, however, shall impair the rights of any participant, without his or her consent, in any Award made pursuant to the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

      Under current federal tax law, the non-qualified stock options granted under the Stock Option Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to First Niles Financial. Upon the exercise of such non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by First Niles Financial. The optionee's tax basis for the shares is the market value thereof at the time of exercise.

      Neither the grant nor the exercise of an incentive stock option under the Stock Option Plan will result in any federal tax consequences to either the optionee or First Niles Financial. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of such shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and First Niles Financial will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

      The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. First Niles Financial will be entitled to a corresponding deduction.

      In 1993, Section 162(m) was added to the Internal Revenue Code, the effect of which is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Based on the composition of our Board of Directors, we are unable to comply with the exclusions of Section 162(m) of the Internal Revenue Code. Accordingly, compensation received by optionees on the exercise of non-incentive stock options or the disposition of shares acquired upon exercise of any incentive stock options will be subject to the $1,000,000 deductibility limit of Section 162(m). Since the current compensation of our executive officers is well below the $1 million threshold, we do not anticipate any adverse consequences as a result of Section 162(m)'s limitation.

POTENTIAL ANTITAKEOVER EFFECTS

      Awards under the Stock Option Plan are granted only to persons affiliated with First Niles Financial and Home Federal, therefore potentially placing more voting power in the hands of First Niles Financial's directors, officers and employees. In this regard, adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the company by discouraging offers for First Niles Financial's stock that may be viewed by our shareholders to be in their best interest. In addition, certain provisions included in our certificate of incorporation and bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with our Board of Directors. Included among these are provisions (i) limiting the voting power of shares held by persons owning ten percent or more of the common stock,
(ii) requiring a supermajority vote of shareholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of shareholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of First Niles Financial even where a majority of our shareholders approve of such a transaction. In addition, federal regulations prohibit the beneficial ownership of more than 10 percent of the stock of a converted savings institution or its holding company without prior approval of the Office of Thrift Supervision. Federal law and regulations also require Office of Thrift Supervision approval prior to the acquisition of "control" (as defined in the regulations) of an insured institution, including its holding company. These regulations could have the effect of discouraging takeover attempts of First Niles Financial.

AWARDS UNDER THE STOCK OPTION PLAN

      The following table presents information with respect to the options to purchase First Niles Financial common stock granted by the Board of Directors under the Stock Option Plan. The options are granted to our directors, officers and employees as incentives; accordingly, we will not receive any cash consideration for the granting of the options. Payment in full of the option exercise price, however, must be made upon exercise of any option. The option awards are subject to approval of the Stock Option Plan by our shareholders. On November 4, 1999, the latest practicable date available prior to mailing this proxy statement, the mean between the closing bid and asked quotations on The Nasdaq Stock Market was $16.00 per share.

                       First Niles Financial, Inc. 1999 Stock Option and Incentive Plan
--------------------------------------------------------------------------------------------------------------
                                                                                    Dollar             Number
                               Name and Position                                   Value(1)          of Shares
--------------------------------------------------------------------------------------------------------------
WILLIAM L. STEPHENS
  CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER..................     $ ---            35,088
GEORGE J. SWIFT
  DIRECTOR, VICE PRESIDENT AND SECRETARY........................................       ---            35,088
LAWRENCE SAFAREK
  VICE PRESIDENT AND TREASURER..................................................       ---            35,088
EXECUTIVE GROUP (3 persons).....................................................       ---           105,264
NON-EXECUTIVE DIRECTOR GROUP (3 persons)........................................       ---            26,316
NON-EXECUTIVE OFFICER EMPLOYEE GROUP (10 persons)...............................       ---            26,316
--------------------------------------------------------------------------------------------------------------
(1)   Any value realized will be the difference between the exercise price and the market value upon exercise.
      Since the options have not been granted, there is no current value.

      All options reflected in the table above will be granted, subject to shareholder approval of the Stock Option Plan, as follows:

      (i) the exercise price of the stock options will be equal to the mean between the closing bid and asked quotations on The Nasdaq Stock Market of the First Niles Financial common stock on the date of grant, which will be the date of this special meeting if our shareholders approve the Stock Option Plan.

      (ii) Messrs. Stephens, Swift and Safarek, who together make up the executive group, have been granted incentive stock options to the maximum extent permitted by law, with the remainder of these options being non-qualified stock options. The non-executive director group has been granted non-qualified stock options and the non-executive officer employee group has been granted incentive stock options. The incentive stock options have a term of ten years and the non-qualified stock options have a term of 15 years.

      (iii) the stock options will vest in three equal installments with the first installment vesting on the date of shareholder approval of the Stock Option Plan and the additional installments vesting ratably on January 1, 2000 and January 1, 2001.

      (iv) the optionees generally may exercise their vested stock options, in whole or in part, at any time prior to, or within three months of, terminating their service with First Niles Financial. If the optionee terminates service as a result of a disability, the exercise period is 12 months after termination of service. The exercise periods in the preceding sentences are extended for a 12-month period in the case of death of the optionee during such periods. If an optionee's service is terminated for cause, all of his or her rights under any unexercised options expire immediately upon his or her notice of such termination. Under no circumstances may an option holder exercise an option after the expiration of the option period.

      (v) the Board of Directors has provided in the individual stock option agreements that any unexpired stock option will become exercisable in whole or in part without regard to the date that such option would be first exercisable, in the case of:

      o Messrs. Stephens, Swift and Safarek, if they are "involuntarily terminated," as that term is defined in their employment agreements (see "Compensation of Directors and Executive Officers - Executive Compensation -- Employment Agreements"); and

      o each of the other individuals who received stock options, in the event of a tender or exchange offer for First Niles Financial common stock by a third party, or a change in control of First Niles Financial.

VOTE REQUIRED FOR APPROVAL

      The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the Stock Option Plan.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


                                   PROPOSAL II

         FIRST NILES FINANCIAL, INC. 1999 RECOGNITION AND RETENTION PLAN

PURPOSE

      The purpose of the Recognition and Retention Plan is to promote the long-term success of First Niles Financial and increase shareholder value. The Recognition and Retention Plan is a stock-based compensation plan designed to:

      o provide directors, advisory directors, officers and employees with a proprietary interest in First Niles Financial in a manner designed to encourage such individuals to remain with the company;

      o reward directors, advisory directors, officers and employees for service; and

      o further link the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our Board of Directors has adopted the Recognition and Retention Plan, subject to approval by the shareholders at the special meeting. A summary of the Recognition and Retention Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Recognition and Retention Plan, a copy of which is attached to this document as Appendix B.

ADMINISTRATION OF THE RECOGNITION AND RETENTION PLAN

      The Recognition and Retention Plan shall be administered by the Board of Directors of First Niles Financial. The Board of Directors will:

      o select persons to receive stock awards from among the eligible participants;

      o  determine the number of shares to be awarded to participants;

      o set the terms, conditions and provisions of the awards consistent with the terms of the Recognition and Retention Plan; and

      o establish rules for the administration of the Recognition and Retention Plan.

The Board of Directors has the power to interpret the Recognition and Retention Plan and to make all other determinations necessary or advisable for its administration.

      In determining to whom and in what amount to grant awards under the Recognition and Retention Plan, the Board of Directors considers the position, responsibilities and years of service of eligible individuals, the value of their services to First Niles Financial and Home Federal and other factors it deems relevant.

NUMBER OF SHARES THAT MAY BE AWARDED

      Under the Recognition and Retention Plan, the Board of Directors may grant, from time to time, awards for an aggregate of 70,175 shares of First Niles Financial common stock, subject to adjustment in the event of certain corporate reorganizations. This amount represents 4.0 percent of the shares issued and outstanding upon the completion of our initial public offering in October 1998 and 4.2 percent of our issued and outstanding shares of common stock as of November 4, 1999. Recognition and Retention Plan awards which are forfeited by a recipient will again be available for issuance under the plan.

      The Recognition and Retention Plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the Recognition and Retention Plan with treasury shares to the extent available. To the extent that treasury shares are not used to fund the issuance of stock under the Recognition and Retention Plan, authorized but unissued shares of common stock will be issued to fund such awards. To the extent we use authorized but unissued shares of First Niles Financial common stock, the interests of current shareholders will be diluted. Assuming all Recognition and Retention Plan shares are awarded through the use of authorized but unissued shares of common stock, current shareholders would be diluted by approximately
4.0 percent.

ELIGIBILITY TO RECEIVE AWARDS

      The Board of Directors may grant awards of restricted stock to directors, advisory directors, officers and employees of First Niles Financial and its subsidiary. The Board of Directors shall select persons to receive stock awards among the eligible participants and determine the number of shares to be granted. There are currently 16 individuals who are eligible to receive stock awards under the Recognition and Retention Plan.

      The Board of Directors has granted stock awards to participants under the Recognition and Retention Plan as set forth under the caption "Awards Under the

Recognition and Retention." These awards are subject to approval of the Recognition and Retention Plan by our shareholders at this special meeting. By voting to approve the Recognition and Retention Plan you will also be approving these stock awards. You will also be approving our ability to grant additional awards in the future pursuant to the provisions of the Recognition and Retention Plan.

TRANSFERABILITY OF AWARDS

      Awards under the Recognition and Retention Plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

TERMS AND CONDITIONS OF AWARDS UNDER THE RECOGNITION AND RETENTION PLAN

      The Board of Directors is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the Recognition and Retention Plan:

      (i) the Board will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock shall no longer be subject to restriction.

      (ii) the recipient of such shares, as owner, will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to the restricted stock. Shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

      (iii) the Board has the right to determine any other terms and conditions, not inconsistent with the Recognition and Retention Plan, upon which a restricted stock award shall be granted. Accordingly, the Board of Directors may provide in the applicable award agreement that upon the occurrence of certain events, such as a change in control of the company or the involuntary termination of an employee, any restrictions remaining with respect to the shares of stock granted pursuant to the Recognition and Retention Plan shall lapse without regard to the date that such restrictions would otherwise lapse and that such shares shall no longer be subject to forfeiture by the recipient.

      (iv) the Board also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any restricted stock awards, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

AMENDMENT OF THE RECOGNITION AND RETENTION PLAN

      The Recognition and Retention Plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the plan. Our Board of Directors may at any time amend, suspend or terminate the Recognition and Retention Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the Recognition and Retention Plan that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the Recognition and Retention Plan, however, shall impair the rights of any participant, without his or her consent, in any award made pursuant to the Recognition and Retention Plan.

FEDERAL INCOME TAX CONSEQUENCES

      Recipients of Recognition and Retention Plan shares will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Recipients of Recognition and Retention Plan shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

AWARDS UNDER THE RECOGNITION AND RETENTION PLAN

      The following table presents information with respect to the number of shares of common stock granted by the Board of Directors under the Recognition and Retention Plan. These awards are subject to approval of the Recognition and Retention Plan by our shareholders at the special meeting. Awards under the Recognition and Retention Plan are granted by the Board of Directors at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $16.00 per share, the mean between the closing bid and asked quotations on The Nasdaq Stock Market on November 4, 1999, the latest practicable date available prior to mailing this proxy statement. The market price of First Niles Financial common stock may fluctuate between the date of this document and the special meeting. Fluctuations in the market price of First Niles Financial common stock will result in an increase or decrease in the value of the First Niles Financial shares to be received by the individuals listed in the following table.

                          First Niles Financial, Inc. 1999 Recognition and Retention Plan
---------------------------------------------------------------------------------------------------------------
                                                                                      Dollar          Shares of
                               Name and Position                                       Value            Stock
---------------------------------------------------------------------------------------------------------------
WILLIAM L. STEPHENS
  CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER..................      $224,560          14,035
GEORGE J. SWIFT
  VICE PRESIDENT AND SECRETARY..................................................      $224,560          14,035
LAWRENCE SAFAREK
  VICE PRESIDENT AND TREASURER..................................................      $224,560          14,035
EXECUTIVE GROUP (3 persons).....................................................      $673,680          42,105
NON-EXECUTIVE DIRECTOR GROUP (3 persons)........................................      $168,416          10,526
NON-EXECUTIVE OFFICER EMPLOYEE GROUP (10 persons)...............................      $168,416          10,526
---------------------------------------------------------------------------------------------------------------

      All shares of common stock reflected in the table above will be granted to directors, officers and employees of First Niles Financial or Home Federal, subject to shareholder approval of the Recognition and Retention Plan, on the following terms and conditions, as follows:

      (i) the restricted shares will vest in three equal installments with the first installment vesting on the date of shareholder approval of the Recognition and Retention Plan and the additional installments vesting ratably on January 1, 2000 and January 1, 2001. Once restricted shares have vested, they are no longer subject to forfeiture or restrictions under the Recognition and Retention Plan.

      (ii) the recipients of the restricted shares, as owner of such shares, will have the power to vote, and the right to receive dividends with respect to, all of the restricted stock granted to them.

      (iii) the restrictions on an individual's restricted stock shall automatically lapse and no longer be subject to the risk of forfeiture if the person's services with us are terminated as a result of death or disability. Termination of service for any reason, other than death, disability or as set forth in subparagraph (iv) below, will result in the forfeiture of any restricted stock then still subject to restrictions.

      (iv) the Board of Directors has provided in the individual restricted stock agreements that any restrictions on stock granted pursuant to the Recognition and Retention Plan will automatically lapse and expire without regard to the date on which such restrictions would otherwise first lapse or expire, in the case of:

      o Messrs. Stephens, Swift and Safarek, if they are "involuntarily terminated," as that term is defined in their employment agreements (see "Compensation of Directors and Executive Officers - Executive Compensation -- Employment Agreements"); and

      o each of the other individuals who received restricted stock awards, in the event of a tender or exchange offer for First Niles Financial common stock by a third party, or a change in control of First Niles Financial.

VOTE REQUIRED FOR APPROVAL

      The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the Recognition and Retention Plan.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


           SHARE OWNERSHIP OF FIRST NILES FINANCIAL, INC. COMMON STOCK

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth, as of the November 4, 1999 voting record date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of First Niles Financial common stock, (ii) each current member of the First Niles Financial Board of Directors, (iii) each executive officer of First Niles Financial named in the Summary Compensation Table appearing under "Executive Compensation" below, and (iv) all current directors and executive officers of First Niles Financial as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles Financial. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles Financial.

                                                                           SHARES            PERCENT
                                                                        BENEFICIALLY           OF
                      BENEFICIAL OWNERS                                     OWNED             CLASS
----------------------------------------------------------------        ------------         -------
FIRST NILES FINANCIAL, INC. EMPLOYEE STOCK OWNERSHIP PLAN(1)               140,304             8.3%

WILLIAM L. STEPHENS, CHAIRMAN OF THE BOARD, PRESIDENT AND CEO(2)            31,592             1.9%

GEORGE J. SWIFT, DIRECTOR, VICE PRESIDENT AND SECRETARY(2)                  31,592             1.9%

P. JAMES KRAMER, DIRECTOR(3)                                                30,000             1.8%

HORACE L. MCLEAN, DIRECTOR(2)                                                2,932              *

RALPH A. ZUZOLO, SR., DIRECTOR(4)                                           48,860             2.9%

LAWRENCE SAFAREK, VICE PRESIDENT AND TREASURER(2)                           16,269              *

DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION                        161,245             9.6%
AS A GROUP (6 PERSONS)(5)

----------------------------

(1) Represents shares held by the ESOP, 9,505 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) The nature of beneficial ownership for shares reported by these individuals is sole voting and investment power.

(3) The nature of beneficial ownership for shares reported by Mr. Kramer is shared voting and investment power.

(4) The nature of beneficial ownership for shares reported by Mr. Zuzolo is sole voting and investment power as to 34,060 shares of common stock. The total number of shares beneficially owned also includes 14,800 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. Mr. Zuzolo disclaims beneficial ownership of the shares of common stock owned by the corporation except to the extent of his pecuniary interest therein.

(5) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

      The members of the Boards of Directors of First Niles Financial and Home Federal are identical. Directors currently are not compensated for service on First Niles Financial's Board. Directors of Home Federal, however, are compensated for service on Home Federal's Board. During 1999, each director (employee and non-employee) of Home Federal is being paid a fee of $450 for each meeting of the Board of Directors attended, with up to five excused absences paid per year. Our directors will also be granted awards under the Stock Option Plan and Recognition and Retention Plan as described under "Proposal I First Niles Financial, Inc. 1999 Stock Option and Incentive Plan -- Awards Under the Stock Option Plan" and under "Proposal II - First Niles Financial, Inc. Recognition and Retention Plan -- Awards Under the Recognition and Retention Plan" above.

      Ralph A. Zuzolo, Sr., a director of First Niles Financial and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees received by the law firm from professional services rendered to Home Federal during the year ended December 31, 1998 did not exceed five percent of the firm's gross revenues.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to the Company's Chief Executive Officer and to each other executive officer who made in excess of $100,000 during 1998. First Niles Financial first became a public reporting company in October 1998. See "Proposal I - First Niles Financial, Inc. 1999 Stock Option and Incentive Plan -- Awards Under the Stock Option Plan" and under "Proposal II - First Niles Financial, Inc. Recognition and Retention Plan -- Awards Under the Recognition and Retention Plan" above.

SUMMARY COMPENSATION TABLE

                                                  Annual Compensation(1)
                                              -----------------------------
                                                                                   All Other
   Name and Principal Position        Year       Salary ($)        Bonus ($)   Compensation ($)(3)
--------------------------------      ----     ------------        ---------   -------------------
WILLIAM L. STEPHENS                   1998     $139,470(2)         $92,331         $207,923
  PRESIDENT AND CEO
GEORGE J. SWIFT                       1998     $139,470(2)         $92,331         $207,923
 VICE PRESIDENT AND SECRETARY
LAWRENCE SAFAREK                      1998     $  54,600           $50,271         $ 12,688
 VICE PRESIDENT AND TREASURER

---------------------------------------------

(1) The named executive officers in the above table did not receive any additional benefits or perquisites from First Niles Financial or Home Federal which exceeded, in the aggregate, the lesser of 10 percent of the officer's salary and bonus, or $50,000.

(2) Includes director fees of $14,850 for service on the Home Federal Board of Directors.

(3) Includes contributions by Home Federal of $48,000 to both Messrs. Stephens and Swift under their non-qualified deferred compensation agreements, as well as a one-time lump sum contribution of $144,000 to each of them under such agreements in connection with the Board's decision to freeze any further contributions or benefits thereunder. These amounts also include Home Federal's annual contributions to the ESOP of $15,923, $15,923 and $12,688 on behalf of Messrs. Stephens, Swift and Safarek, respectively. Home Federal's ESOP contributions on behalf of Messrs. Stephens, Swift and Safarek had a market value of $18,013, $18,013 and $14,353, respectively, as of December 31, 1998.

      EMPLOYMENT AGREEMENTs. Home Federal has employment agreements with President Stephens, and Vice Presidents Swift and Safarek. The employment agreements became effective upon completion of the conversion (October 26, 1998) and provide for annual base salary in an amount not less than such employee's current salary and an initial term of three years. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreements, on each anniversary of the effective date of the agreements. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. The agreements grant participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The agreements do not contain a change in control provision.

      The agreements provide for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. If the employment of the employee is "involuntarily terminated," other than for the reasons set forth in the preceding sentence, the employee is entitled to (i) his then applicable salary for the then-remaining term of his agreement and (ii) health insurance benefits as maintained by us for the benefit of our senior executive employees. The term "involuntarily terminated" refers to the termination of employment of the employee without his express written consent, other than retirement. In addition, a material diminution of or interference with the employee's duties, responsibilities and benefits in his current officer position shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. Any of the following actions would constitute such diminution or interference unless consented to in writing by the employee:

      (a) a change in the principal workplace of the employee to a location outside of a 30 mile radius from our headquarters office as of the date of the agreement;

      (b) a material demotion of the employee, a material reduction in the number or seniority of other personnel reporting to the employee, or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the employee, other than as part of a company-wide reduction in staff;

      (c) a material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had previously been provided to the employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of First Niles Financial or Home Federal; and

      (d) a material permanent increase in the required hours of work or the workload of the employee.

The employment agreements are also terminable by the employees upon 90 days' notice to Home Federal.


             SHAREHOLDER PROPOSALS FOR THE YEAR 2000 ANNUAL MEETING

      In order to be eligible for inclusion in our proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at our executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 17, 1999. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at our executive office on or before February 21, 2000; provided, however, that in the event that the date of next year's annual meeting is held before April 1, 2000 or after June 20, 2000, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

      All shareholder proposals for inclusion in our proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal, regardless of whether it is included in our proxy materials, First Niles Financial's certificate of incorporation and bylaws, and Delaware law.


                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      APPENDIX A


                           FIRST NILES FINANCIAL, INC.

                      1999 STOCK OPTION AND INCENTIVE PLAN


      1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

      2. DEFINITIONS. The following definitions are applicable to the Plan:

      "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

      "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

      "Board" -- means the board of directors of the Corporation.

      "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

      "Code" -- means the Internal Revenue Code of 1986, as amended.

      "Committee" -- means the Committee referred to in Section 3 hereof.

      "Corporation" -- means First Niles Financial, Inc., a Delaware corporation, and any successor thereto.

      "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed AB INITIO to be a Non-Qualified Stock Option.

      "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing bid and asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

      "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

      "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan" -- means this First Niles Financial, Inc. 1999 Stock Option and Incentive Plan.

      "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

      "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

      "Shares" -- means the shares of common stock of the Corporation.

      "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation and any Affiliate for purposes of any other Award.

      3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of the entire Board. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to
(i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. SHARES SUBJECT TO PLAN.

      (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 175,440, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

      (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 50,000 Shares, subject to adjustment as provided in Section 6.

      5. AWARDS.

      (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

         (i) EXERCISE PRICE. The exercise price per Share for an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

         (ii) OPTION TERM. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a NonQualified Stock Option.

         (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

         (iv) INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

         (v) TERMINATION OF SERVICE. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

      (b) RIGHTS. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

      7. EFFECT OF MERGER ON OPTIONS OR RIGHTS. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      8. ASSIGNMENTS AND TRANSFERS. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 8, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

      9. EMPLOYEE RIGHTS UNDER THE PLAN. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      10. DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      11. WITHHOLDING TAX. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 11 shall be at the sole discretion of the Committee or the Corporation.

      12. AMENDMENT OR TERMINATION.

         (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

         (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

      13. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.

                                                                      APPENDIX B


                           FIRST NILES FINANCIAL, INC.

                       1999 RECOGNITION AND RETENTION PLAN


      1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

      2. DEFINITIONS. The following definitions are applicable to the Plan:

      "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

      "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

      "Board" -- means the board of directors of the Corporation.

      "Code" -- means the Internal Revenue Code of 1986, as amended.

      "Committee" -- means the Committee referred to in Section 3 hereof.

      "Corporation" -- means First Niles Financial, Inc., a Delaware corporation, and any successor thereto.

      "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan" -- means this First Niles Financial, Inc. 1999 Recognition and Retention Plan.

      "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

      "Shares" -- means the shares of common stock of the Corporation.

      "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

      3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of the entire Board. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to
(i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 70,175 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      5. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

         (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraph (b) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

            The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

         (b) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Niles Financial, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of First Niles Financial, Inc., 55 N. Main Street, Niles, Ohio 44446.

         (c) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

         (d) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (b) of this
         Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this
         Section 5.

      6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate(s) or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(b) hereof.

      7. ASSIGNMENTS AND TRANSFERS. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code.

      8. EMPLOYEE RIGHTS UNDER THE PLAN. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      9. DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      10. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

      11. AMENDMENT OR TERMINATION.

         (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

         (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

      12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 11 hereof.

                                 [FRONT OF CARD]






       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.







                              fold and detach here
--------------------------------------------------------------------------------
REVOCABLE PROXY

                           FIRST NILES FINANCIAL, INC.

               SPECIAL MEETING OF SHAREHOLDERS o DECEMBER 15, 1999

      The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the special meeting, all the shares of First Niles Financial common stock held of record by the undersigned at the close of business on November 4, 1999, at the special meeting of shareholders to be held on Wednesday, December 15, 1999, and at any and all adjournments or postponements thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

      The Board of Directors recommends a vote "FOR" the listed proposals.

                                                                        FOR        AGAINST       ABSTAIN

Proposal I:       Approval of the adoption of the First Niles           /_/          /_/           /_/
                  Financial, Inc. 1999 Stock Option and
                  Incentive Plan

Proposal II:      Approval of the adoption of the First Niles           /_/          /_/           /_/
                  Financial, Inc. 1999 Recognition and
                  Retention Plan

                                 [BACK OF CARD]










       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.










                              fold and detach here
--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Niles Financial, on or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of First Niles Financial common stock, or by attending the special meeting and voting in person. Attendance at the special meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from First Niles Financial, prior to the execution of this proxy, of the Notice of Special Meeting scheduled to be held on December 15, 1999, and a proxy statement relating to the business to be addressed at the meeting.

                                  Dated:
                                         ---------------------------------------

PRINTED NAME OF SHAREHOLDER
      APPEARS  HERE
                                  ----------------------------------------------
                                  SIGNATURE OF SHAREHOLDER

                                  ----------------------------------------------
                                  SIGNATURE OF SHAREHOLDER

                                  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.